UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 6, 2012

Date of Report (Date of earliest event reported)

Erickson Air-Crane Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-35482	93-1307561
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5550 SW Macadam Avenue, Suite 200
Portland, Oregon 97239

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (503) 505-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this report, unless otherwise indicated or the context otherwise requires, references to “we,” “us,” “our,” the “Company,” and “Erickson” refer to Erickson Air-Crane Incorporated and its subsidiaries on a consolidated basis.

Item 2.02. Results of Operations and Financial Condition.

On November 7, 2012, we issued a press release announcing our financial results for the fiscal quarter ended September 30, 2012. A copy of the press release is attached to this report as Exhibit 99.1

The information disclosed under this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 8.01.                Other Events.

On November 6, 2012, the Company issued a press release announcing the entry into a non-binding letter of intent to acquire a Brazilian oil and gas aerial services business.  A copy of the Company’s press release is furnished herewith as Exhibit 99.2.

Item 9.01.     Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release dated November 7, 2012

99.2	Press release dated November 6, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Erickson Air-Crane Incorporated

Dated: November 7, 2012	By:	/s/ Edward Rizzuti
Edward Rizzuti
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated November 7, 2012

99.2	Press release dated November 6, 2012